Exhibit 10.4

NONQUALIFIED SUPPLEMENTAL

EXECUTIVE RETIREMENT AGREEMENT

(Restated Effective as of January 1, 2012)

AMENDMENT NO. 2

WHEREAS, Pennsylvania Real Estate Investment Trust (the "Trust") maintains the Nonqualified Supplemental Executive Retirement Agreement for the benefit of Joseph F. Coradino (the “Executive”) restated effective as of January 1, 2012 (the “Agreement”);

WHEREAS, the nonqualified deferred compensation plan established pursuant to the Agreement was terminated effective as of May 12, 2021 and payment under the Agreement is delayed until July 29, 2022 pursuant to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended and the Treasury Regulations thereunder; and

WHEREAS, a clarifying amendment is necessary to effectuate the intent of the parties to the Agreement;

WHEREAS, the Trust desires to amend the Agreement pursuant to Section 7 thereof;

NOW, THEREFORE, the Agreement is hereby amended as follows, effective as of provided therein:

1.
Section 6 of the Agreement is hereby amended by adding a new sentence at the end thereof to read as follows:

Notwithstanding the foregoing, payments under this Agreement may be made to an individual other than the Executive prior to the date(s) set forth in paragraph 3 above and as otherwise permitted in accordance with section 409A of the Code and the Treasury Regulations thereunder pursuant to a valid domestic relations order (within the meaning of section 414(p)(1) of the Code) as provided under Treas. Reg.§ 1.409A-3(j)(4)(ii).

2.
This Amendment shall be effective as of January 1, 2022.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed this 28th day of March, 2022.

IN WITNESS WHEREOF, and as evidence of the adoption of this Amendment No. 2 to the Nonqualified Supplemental Executive Retirement Agreement for the benefit of Joseph F. Coradino restated effective as of January 1, 2012, the Trust has caused the same to be executed by its duly authorized officer this 28th day of March, 2022.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:_/s/ Lisa M. Most___________________________

Name: Lisa M. Most

Title: Executive Vice President and General Counsel